UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                September 1, 2004
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                             DPAC TECHNOLOGIES CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

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       California                    0-14843                 33-0033759
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(State or other jurisdiction      (Commission             I.R.S. Employer
     of incorporation)             File Number)         Identification Number

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                7321 Lincoln Way, Garden Grove, California 92841
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               (Address of principal executive offices) (Zip Code)


                                  714/898-0007
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               Registrant's telephone number, including area code


                                 Not Applicable
                     ---------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  -   Registrant's Business and Operations

Item 1.02    Termination of Material Definitive Agreement

William M. Stowell's employment with the Registrant terminated on August 31, 2004. According to his employment agreement, as amended, following termination by the Registrant without cause, Mr. Stowell will continue to receive the following benefits through December 7, 2006: (1) his current salary of $170,000 per year; (2) his current benefits including an automobile allowance, health and disability insurance and other benefits at a cost estimated by us to be approximately $1,500 per month currently, and (3) accelerated, immediate vesting and continued exercisability of his previously granted stock options for their life according to their terms as if no termination had taken place on account of his departure. Mr. Stowell holds options to acquire 344,000 shares of our common stock at exercise prices between $1.00 and $6.00, with the weighted average being approximately $2.10. The Company will also provide Mr. Stowell with executive-level out-placement services at the out-placement provider of his reasonable choice. It is hard to estimate this cost at this time.

Mr. Stowell's employment agreement and amendment, which contain a more complete description of the Registrant's obligations, are filed as Exhibits 10.8 and10.8.1 to this report and are incorporated by reference herein.


Section 2  -   Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

Pursuant to authorization of the Registrant's Board of Directors, the Registrant entered into a commitment on June 8, 2004 to sell to Staktek, Inc. all of DPAC's intellectual property related to stacking technology. Under the agreement, the Registrant was to also cease the sale and manufacture of LP memory-stacking products within 60 days after the closing date. Accordingly, the Registrant has completed the final production orders for memory stacking products and closed its manufacturing facility. The consideration received by the Registrant was $670,000 in cash.

The Terms of Sale Agreement between DPAC Technologies Corp. and Staktek Group L.P. dated June 8, 2004 was filed by the Registrant on June 16, 2004 as Exhibit
10.14 to the Registrant's Form 8-K and is incorporated herein by this reference.

The related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05  Costs Associated with Exit or Disposal Activities

As a result of the Registrant's closure of its manufacturing line for LP memory stacking, the Registrant expects to incur charges of approximately $588,000 for severance related expenses as the result of a reduction in personnel. The charges do not reflect the $670,000 received for the sale of the stacking patents.



Section 5  -   Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 31, 2004, Registrant issued a press release announcing the departure of William M. Stowell as Chief Financial Officer of Registrant and the appointment of Stephen J. Vukadinovich as Chief Financial Officer of Registrant. As of August 31, 2004, William M. Stowell's employment as the Chief Financial Officer of the Registrant has terminated. Until that time, Mr. Stowell had served as the Registrant's principal accounting officer and principal financial officer. The related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

(c) Mr. Vukadinovich will serve in the capacity as Chief Financial Officer and therefore as the Registrant's principal accounting officer and principal financial officer. The Registrant does not have a formal employment agreement with Mr. Vukadinovich, although the Registrant pays him a salary at a rate of $135,000 per year. Mr. Vukadinovich receives employment benefits and is subject to employment policies applicable to regular full-time exempt employees of the Registrant. Such employment is terminable at any time by either party without notice and without penalty. Mr. Vukadinovich had served as Registrant's Controller since May 8, 2000. Prior to joining DPAC, Mr. Vukadinovich was Controller with EPS Solutions Corp., a company engaged in providing cost recovery services. The related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Section 9      Financial Statements and Exhibits

               Item 9.01   -   Financial Statements and Exhibits

               (c)   Exhibits
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                     10.8      Employment Agreement dated June 7, 2001 between
                               Registrant and William M. Stowell*(1)
                     10.8.1 Employment Agreement Amendment dated September 27, 2002 between Registrant and William M. Stowell.*(2)
                     10.14 Terms of Sales Agreement Between DPAC Technologies Corp. and Staktek Group L.P.
                     99.1      Press Release of Registrant dated September 1,
                               2004
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(1)  Incorporated by reference to Exhibit 10.11A to the Registrant's Quarterly
Report on Form 10-Q filed July 13, 2001.
(2) Incorporated by reference to the like-numbered exhibit to the Registrant's Annual Report on Form 10-K filed June 1, 2004.
(3) Incorporated by reference to the like-numbered exhibit to the Registrant's Current Report on Form 8-K filed on June 16, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DPAC Technologies Corp.
                                     -------------------------------------------
                                     (Registrant)

                                     Date:      September 1, 2004
                                     -------------------------------------------

                                             /s/ Creighton K. Early
                                     -------------------------------------------
                                     (Signature)

                                     Creighton K. Early, Chief Executive Officer
                                     -------------------------------------------
                                     (Name and Title)